Revenue	6 Months Ended
Jun. 30, 2023
Revenue
Revenue

6.Revenue

	Six months ended 30 June
US$ thousand	2023	2022
Sale of commodities – Copper	17,929	—
Sale of commodities – Silver	647	—
Total	18,576	—

Revenue is derived principally from the sale of commodities, recognised once the control of the goods has transferred from the Group to the customer. Products of the Group may be provisionally priced at the date revenue is recognised. There was no impact on revenue recognised due to changes in the pricing of copper for the sales recognised since the acquisition of CMPL. As at 30 June 2023, the Group had 2,330 payable copper metal tonnes of provisionally priced copper sales subject to final pricing over the next several months. The average provisional price per tonne of these provisionally priced sales subject to final pricing is $8,551. Impact of provisionally priced sales is accounted under IFRS 9 Financial Instruments (IFRS 9). Final settlements are recognised within revenue.